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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the captions "Summary Financial and Operating Data," "Selected Financial Data" and "Experts" and to the use of our report dated March 10, 1999, in Amendment No. 1 to the Registration Statement on Form S-3 and related prospectus of Ultimate Electronics, Inc. for the registration of 2,250,000 shares of its common stock.


Ernst & Young LLP


Denver, Colorado
September 28, 1999